Exhibit 99.1

NEWS RELEASE

Sabre Holdings Reports Financial Results for Fourth Quarter and
Full-Year 2006

•                  4Q 2006 revenue of $655 million, up 6 percent year-over-year

•                  4Q 2006 diluted EPS (Adjusted) of $0.43, doubling year-over year

•                  4Q 2006 diluted EPS (GAAP) of $0.28, tripling year-over-year

•                  Full-Year 2006 revenue of $2.8 billion, up 12 percent year-over-year

•                  Full-Year adjusted EBITDA of $503 million; GAAP net income of $156 million

•                  Full-Year 2006 diluted EPS (Adjusted) of $1.77; diluted EPS (GAAP) of $1.18

•                  Travelocity revenue tops $1 billion, up 31 percent year-over-year

Note: Analyst call today at 9:00 a.m. CST, at
www.sabre-holdings.com/investor/index.html

SOUTHLAKE, Texas, Feb. 1, 2007 — Sabre Holdings Corporation (NYSE: TSG) today reported strong financial results for the fourth quarter and full year of 2006.

Revenue for the fourth quarter was $655 million, up 6 percent year-over-year.

The company reported fourth quarter 2006 diluted earnings per share of $0.43 on an adjusted basis, compared to $0.22 per share in the year-ago quarter.  On a GAAP basis, diluted earnings per share were $0.28 compared to $0.09 per share in the year-ago quarter.

Revenue for full-year 2006 was $2.8 billion, an increase of 12 percent year-over-year.  The company reported 2006 diluted earnings per share of $1.77 on an adjusted basis, compared to $1.50 in 2005.  On a GAAP basis, diluted earnings per share were $1.18 compared to $1.32 per share a year ago.

“We successfully executed on the financial and strategic plans we laid out at the beginning of 2006,” said Sam Gilliland, Chairman and CEO, Sabre Holdings. “We look forward to this next phase of Sabre’s future as we remain on track to become a privately-held company.”

SABRE HOLDINGS 4Q 2006
FINANCIAL HIGHLIGHTS

(Note: See attached schedules for full financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)

Revenue: Fourth quarter revenue was $655 million, an increase of 6 percent from $620 million in the year-ago quarter.

Operating income: On an adjusted basis, operating income for the fourth quarter was $83 million, compared to $25 million in the year-ago quarter.  Operating income on a GAAP basis was $49 million, compared to $7 million in the fourth quarter of 2005.

Net earnings:  For the fourth quarter, net earnings, on an adjusted basis, were $58 million, or $0.43 per share, compared to $28 million, or $0.22 per share in the fourth quarter of 2005.  On a GAAP basis, fourth quarter net earnings were $38 million, or $0.28 per share on a diluted basis, compared to $12 million, or $0.09 per share on a diluted basis in the year-ago quarter.

Adjusted EBITDA:  For the fourth quarter, adjusted earnings before interest, taxes, depreciation, amortization and certain non-recurring items were $110 million, growth of 142 percent year-over-year.  Adjusted EBITDA margin was 17 percent.

SABRE HOLDINGS FULL-YEAR
2006 FINANCIAL HIGHLIGHTS

Revenue: For 2006, revenue was $2.8 billion, a  year-over-year increase of 12 percent from $2.5 billion.

Operating income: On an adjusted basis, operating income for the year was $398 million, an increase of 30 percent from $306 million a year ago.  Operating income on a GAAP basis was $285 million, an increase of 9 percent from $261 million over the same period last year.

Net earnings:  Net earnings, on an adjusted basis, were $233 million, or $1.77 per share, compared to $196 million, or $1.50 per share in 2005.  On a GAAP basis, 2006 net earnings were $156 million, or $1.18 per share on a diluted basis, compared to $172 million, or $1.32 per share on a diluted basis a year ago.

Adjusted EBITDA:  For 2006, adjusted earnings before interest, taxes, depreciation, amortization and certain non-recurring items were $503 million, growth of 28 percent year-over-year.  Adjusted EBITDA margin was 18 percent.

Cash Flow:  Free Cash Flow for the year was $270 million compared to $134 million last year.  Cash flow from operations was $379 million compared to $226 million in the prior year.

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Cash/Debt: The company balance sheet as of Dec. 31, 2006 reflected cash and marketable securities of $512 million. Total debt at the end of the year was $1.1 billion, which included notes and bonds payable of $975 million and an $85 million capital lease obligation.

SABRE HOLDINGS BUSINESS REVIEW

TRAVELOCITY

For 2006, Travelocity global gross travel booked was $10.1 billion, an increase of 35 percent year-over-year.  Total global revenue for the year was $1.1 billion, year-over-year growth of 31 percent.   Travelocity had operating income on an adjusted basis of $73 million with an operating margin of 7 percent.  On a GAAP basis, operating income was $5 million with operating margin less than 1 percent.  Adjusted EBITDA for the year reached $109 million, resulting in a 10 percent adjusted EBITDA margin.

Travelocity global metrics for 2006 (year-over-year) include the following:

•                  Total air transaction revenue grew 12 percent

•                  Total non-air transaction revenue grew 39 percent

•                  Total packaging revenue grew 16 percent

•                  Packaging revenue as a percent of total transaction revenue was 23 percent

•                  Hotel room nights sold across the Travelocity network were 16.6 million, growth of 30 percent

SABRE TRAVEL NETWORK

For 2006, revenue from Sabre Travel Network was $1.63 billion, an increase of 1 percent from $1.61 billion a year ago. Global transactions were 357 million, growth of 4 percent year-over-year.  Operating income for Sabre Travel Network on an adjusted basis was $283 million with an operating margin of 17 percent.  On a GAAP basis, operating income was $249 million with an operating margin of 15 percent.  Adjusted EBITDA was $331 million which resulted in a 20 percent adjusted EBITDA margin.

SABRE AIRLINE SOLUTIONS

For 2006, revenue from Sabre Airline Solutions was $283 million, an increase of 8 percent from $261 million a year ago.  Operating income for the Sabre Airline Solutions unit on an adjusted basis was $44 million with an operating margin of 16 percent.  On a GAAP basis, operating income was $38 million with an operating margin of 13 percent.  Adjusted EBITDA was $64 million, which resulted in a 23 percent adjusted EBITDA margin.

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About Sabre Holdings

Sabre Holdings connects people with the world’s greatest travel possibilities by retailing travel products and providing distribution and technology solutions for the travel industry.  Sabre Holdings supports travelers, travel agents, corporations, government agencies and travel suppliers through its companies: Travelocity, Sabre Travel Network and Sabre Airline Solutions. Headquartered in Southlake, Texas, the company has approximately 9,000 employees in 45 countries. Full-Year 2006 revenues totaled $2.8 billion. Sabre Holdings, an S&P 500 company, is traded on the NYSE under the symbol TSG. More information is available at http://www.sabre-holdings.com.

About the Merger
In connection with the proposed merger of Sabre Holdings Corporation (“Sabre Holdings”) with affiliates of Texas Pacific Group and Silver Lake Partners, Sabre Holdings filed a preliminary proxy statement with the Securities and Exchange Commission on January 16, 2007. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THE PRELIMINARY PROXY STATEMENT CONTAINS, AND THE DEFINITIVE PROXY STATEMENT WILL CONTAIN, IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by Sabre Holdings at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The preliminary proxy statement and the definitive proxy statement (when available) and such other documents may also be obtained for free by directing such requests to the Sabre Holdings investor relations department at 866-722-7347, or on the company’s website at www.sabre-holdings.com/investor.

Sabre Holdings and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers is included in the preliminary proxy statement, and information concerning all of Sabre Holdings participants in the solicitation will be included in the definitive proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at www.sec.gov and from the Sabre Holdings investor relations department at 866-722-7347, or on the company’s website at www.sabre-holdings.com/investor.

Statements in this release or in the preliminary proxy statement which are not purely historical facts or which necessarily depend upon future events, including statements about the completion or timing of the proposed merger or the operation of Sabre Holdings after the merger, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings on the date such report was submitted. Sabre Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the merger not being consummated because Sabre Holdings stockholders do not approve the merger or either party fails to meet closing conditions described in the merger agreement, or the merger being delayed or not being consummated because the parties are unable to meet specific conditions required to obtain regulatory approvals. Sabre Holdings may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre Holdings financial and other results can be found in the risk factors section of Sabre Holdings most recent filing on Form 10-K with the Securities and Exchange Commission.

#              #              #

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Media Contact:	Investor Relations Contact:
Michael Berman	Karen Fugate
Sabre Holdings	Sabre Holdings
682 605 2397	682 605 2343
michael.berman@sabre-holdings.com	karen.fugate@sabre-holdings.com

Financial Schedules to Follow

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Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Unadjusted

(Unaudited - In millions except per share amounts)

	Three months ended December 31,			Twelve months ended December 31,
	2006	2005	Change*	2006	2005	Change*

Revenues
Sabre Travel Network	371.2	364.1	2.0%	1,634.6	1,614.2	1.3%
Travelocity	247.3	234.9	5.3%	1,085.2	831.3	30.5%
Sabre Airline Solutions	78.0	64.1	21.8%	282.5	260.8	8.3%
Elimination of intersegment revenues	(41.6)	(42.6)	(2.5%)	(178.5)	(185.1)	(3.5%)
Total revenues	654.9	620.4	5.6%	2,823.8	2,521.3	12.0%

Operating expenses	605.6	613.4	(1.3%)	2,538.6	2,260.4	12.3%

Operating income	49.3	7.0	603.6%	285.1	260.9	9.3%

Other income (expense)
Interest income (expense) net	(15.4)	(14.6)	5.1%	(62.7)	(30.7)	104.6%
Other, net	1.8	(6.7)	NM	(5.9)	6.1	(196.2%)

Minority interest	0.8	4.6	(82.1%)	3.7	8.4	(55.3%)

Income before provision for income taxes	36.5	(9.8)	NM	220.3	244.7	(10.0%)

Provision for income taxes	(1.0)	(21.8)	(95.5%)	64.6	72.6	(10.9%)

Net earnings	37.5	12.1	210.3%	155.6	172.2	(9.6%)

Operating margin	7.5%	1.1%		10.1%	10.3%

Earnings per share- basic	$0.29	$0.09		$1.19	$1.33

Earnings per share- diluted	$0.28	$0.09		$1.18	$1.32

Weighted average shares -basic	130.6	129.5		130.3	129.6
Weighted average shares -diluted	134.1	130.5		131.9	130.3

*   Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Adjusted

(Unaudited - In millions except per share amounts)

	Three months ended December 31,			Twelve months ended December 31,
	2006	2005	Change*	2006	2005	Change*

Revenues
Sabre Travel Network	371.2	364.1	2.0%	1,634.6	1,614.2	1.3%
Travelocity	247.3	234.9	5.3%	1,085.2	831.3	30.5%
Sabre Airline Solutions	78.0	64.1	21.8%	282.5	260.8	8.3%
Elimination of intersegment revenues	(41.6)	(42.6)	(2.5%)	(178.5)	(185.1)	(3.5%)
Total revenues	654.9	620.4	5.6%	2,823.8	2,521.3	12.0%

Operating expenses	571.8	595.8	(4.0%)	2,425.6	2,215.1	9.5%

Operating income	83.0	24.6	237.2%	398.2	306.2	30.1%

Other income (expense)
Interest income (expense) net	(15.4)	(14.6)	5.1%	(62.7)	(30.7)	104.6%
Other, net	0.5	1.7	(67.7%)	2.0	1.4	43.7%

Minority interest	0.1	3.9	(96.9%)	1.0	5.1	(81.3%)

Income before provision for income taxes	68.3	15.5	340.0%	338.5	282.0	20.0%

Provision for income taxes	10.5	(12.7)	NM	105.6	86.2	22.4%

Net earnings	57.8	28.2	104.6%	232.9	195.8	18.9%

Operating margin	12.7%	4.0%		14.1%	12.1%

Earnings per share- basic	$0.44	$0.22		$1.79	$1.51

Earnings per share- diluted	$0.43	$0.22		$1.77	$1.50

Weighted average shares -basic	130.6	129.5		130.3	129.6
Weighted average shares -diluted	134.1	130.5		131.9	130.3

*  Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Reconciliation of Unadjusted Results to Adjusted Results

Three Months and Twelve Months ended December 31, 2006

(Unaudited, in millions )

	Three months ended December 31,			Twelve months ended December 31,
	2006	2005	Change*	2006	2005	Change*

Unadjusted operating income	$49.3	$7.0	603.6%	$285.1	$260.9	9.3%
Adjusting items:
Travelocity intangible amortization and stock compensation	17.3	14.0	23.5%	68.4	31.2	119.6%
Travel Network intangible amortization and stock compensation	7.4	3.0	143.3%	30.3	15.3	97.5%
Airline Solutions intangible amortization and stock compensation	1.4	0.6	156.9%	6.7	2.2	199.1%
Impairment related to Vistrio business	3.9	—	NM	3.9	—	NM
Deal costs related to proposed acquisition of Sabre Holdings	3.7	—	NM	3.7	—	NM
Reversal of accrual related to sale of IT business in 2001	—	—	NM	—	(3.4)	NM
Adjusted operating income	$83.0	$24.6	237.2%	$398.2	$306.2	30.1%

Unadjusted other income (loss) and minority interest	$(12.7)	$(16.8)	(24.0%)	$(64.9)	$(16.2)	301.6%
Adjusting items:
Travelocity (gain)/loss on sale of European businesses	(1.3)	(6.6)	(80.6%)	9.8	(6.6)	NM
Forfeitures related to adoption of FAS 123R	—	—	—	(1.8)	—	NM
Currency hedge associated with lastminute.com acquisition	—	—	—	—	8.2	NM
Realized gain on sale of Karavel investment	—	—	—	—	(21.3)	NM
Supplier settlement	—	15.0	NM	—	15.0	NM
Impact of adjusting items on minority interests	(0.7)	(0.7)	0.0%	(2.8)	(3.3)	(15.0%)

Adjusted income before provision for income taxes	$68.3	$15.5	340.0%	$338.5	$282.0	20.0%

Unadjusted provision for income taxes	$(1.0)	$(21.8)	(95.5%)	$64.6	$72.6	(10.9%)
Adjustments to taxes for adjusting items	11.5	9.1	25.8%	41.0	13.7	199.6%
Adjusted provision for income taxes	$10.5	$(12.7)	NM	$105.6	$86.2	22.4%

Adjusted net earnings	$57.8	$28.2	104.6%	$232.9	$195.8	18.9%

*  Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Travelocity Fourth Quarter and Full Year 2006
Geographic Results

Note:  North America includes Zuji results in Asia; Europe includes lastminute.com as of 20 July 2005

($ millions)	4Q06	4Q05	% Change	FY 06	FY 05	% Change
Gross Travel Booked
North America	$1,711	$1,519	13%	$7,433	$6,279	18%
Europe	$547	$491	11%	$2,644	$1,202	120%
Total Gross Travel Booked	$2,258	$2,010	12%	$10,077	$7,480	35%

Revenue
North America	$164	$156	5%	$693	$634	9%
Europe	$83	$79	5%	$393	$197	99%
Total Revenue	$247	$235	5%	$1,085	$831	31%

Operating Income (Adjusted)
North America	$19	$9	120%	$82	$53	54%
North America Operating Margin (Adjusted)	12%	6%		12%	8%
Europe	$(6)	$(21)	(73%)	$(9)	$(32)	(73%)
Europe Operating Margin (Adjusted)	(7%)	(27%)		(2%)	(16%)
Total Operating Income (Adjusted)	$13	$(13)	NM	$73	$21	250%
Total Travelocity Operating Margin (Adjusted)	5%	(5%)		7%	3%

Operating Income (GAAP)
North America	$14	$7	120%	$64	$44	45%
North America Operating Margin (GAAP)	9%	4%		9%	7%
Europe	$(19)	$(33)	(44%)	$(59)	$(54)	9%
Europe Operating Margin (GAAP)	(22%)	(42%)		(15%)	(28%)
Total Operating Income (GAAP)	$(4)	$(27)	85%	$5	$(10)	NM
Total Travelocity Operating Margin (GAAP)	(2%)	(11%)		0%	(1%)

Adjusted EBITDA
North America	$25	$13	91%	$103	$70	48%
North America EBITDA Margin	15%	8%		15%	11%
Europe	$(2)	$(19)	(90%)	$7	$(27)	NM
Europe EBITDA Margin	(2%)	(24%)		2%	(13%)
Total Adjusted EBITDA	$23	$(6)	NM	$109	$43	154%
Total Travelocity EBITDA Margin	9%	(3%)		10%	5%

Sabre Holdings Corporation

Sabre Travel Network

Transactions Summary

(millions)

	4Q06	4Q05	% Change	FY 06	FY 05	% Change

Transactions	85.6	75.1	13.9%	357.3	342.7	4.3%

Geographic
US	55.4	46.6	18.9%	225.4	214.9	4.9%
International	30.2	28.5	5.7%	131.9	127.8	3.2%
	85.6	75.1	13.9%	357.3	342.7	4.3%

Channel
Traditional Agency	66.5	64.6	2.9%	300.3	297.2	1.1%
Consumer on-line	19.1	10.5	81.3%	57.0	45.5	25.3%
	85.6	75.1	13.9%	357.3	342.7	4.3%

Air/Non-Air
Air	73.5	63.5	15.7%	307.6	292.9	5.0%
Non-Air	12.1	11.7	3.9%	49.7	49.7	(0.1%)
	85.6	75.1	13.9%	357.3	342.7	4.3%

Note:  As of Q1 2005, we are counting as a transaction, any travel reservation that generates a fee paid directly to us including, but not limited to traditional booking fees paid by suppliers, non-traditional transaction fees paid by suppliers, transaction fees paid by travel agencies, and transaction fees paid by corporations related to our online booking tool.

Updated historical quarterly transaction information available at http://www.sabre-holdings.com/investor/highlights/statistics/

Sabre Holdings Corporation
Non-GAAP Financials Reconciliations
($ in millions, except per share data)

Operating Income Reconciliations

Sabre Holdings

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 49.3	$ 7.0	$ 285.1	$ 260.9
GAAP Operating Margin	7.5%	1.1%	10.1%	10.3%

Add: amortization of intangibles	17.2	17.4	71.5	47.3
Add: stock compensation - stock options	3.7	0.2	16.4	1.4
Add: stock compensation - restricted stock and performance shares	5.3	—	17.6	—
Add: impairment related to Vistrio business	3.9	—	3.9	—
Add: deal costs related to proposed acquisition of Sabre Holdings	3.7	—	3.7	—
Less: reversal of accrual related to sale of IT business in 2001			—	(3.4)

Adjusted Operating Income	$ 83.0	$ 24.6	$ 398.2	$ 306.2
Adjusted Operating Margin	12.7%	4.0%	14.1%	12.1%

Sabre Travel Network

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 45.0	$ 26.6	$ 248.7	$ 230.5
GAAP Operating Margin	12.1%	7.3%	15.2%	14.3%

Add: amortization of intangibles	3.3	3.0	13.3	15.3
Add: stock compensation	4.1	—	17.0	—
Add: impairment related to Vistrio business	3.9	—	3.9	—

Adjusted Operating Income	$ 56.3	$ 29.6	$ 282.9	$ 245.8
Adjusted Operating Margin	15.2%	8.1%	17.3%	15.2%

Travelocity

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ (4.1)	$ (26.8)	$ 4.8	$ (10.3)
GAAP Operating Margin	(1.7%)	(11.4%)	0.4%	(1.2%)

Add: amortization of intangibles	13.7	13.8	56.5	29.7
Add: stock compensation	3.7	0.2	12.0	1.4

Adjusted Operating Income	$ 13.2	$ (12.8)	$ 73.2	$ 20.9
Adjusted Operating Margin	5.4%	(5.4%)	6.7%	2.5%

Travelocity Europe

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ (18.6)	$ (33.4)	$ (59.3)	$ (54.4)
GAAP Operating Margin	(22.4%)	(42.5%)	(15.1%)	(27.6%)

Add: amortization of intangibles	11.8	12.0	48.9	22.2
Add: stock compensation	1.0	—	1.9	—

Adjusted Operating Income	$ (5.7)	$ (21.4)	$ (8.6)	$ (32.3)
Adjusted Operating Margin	(6.9%)	(27.2%)	(2.2%)	(16.4%)

Travelocity Non-Europe

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 14.5	$ 6.6	$ 64.1	$ 44.2
GAAP Operating Margin	8.8%	4.2%	9.3%	7.0%

Add: amortization of intangibles	1.8	1.8	7.6	7.6
Add: stock compensation	2.6	0.2	10.1	1.4

Adjusted Operating Income	$ 18.9	$ 8.6	$ 81.8	$ 53.2
Adjusted Operating Margin	11.5%	5.5%	11.8%	8.4%

Sabre Airline Solutions

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 12.8	$ 8.2	$ 37.6	$ 38.9
GAAP Operating Margin	16.4%	12.8%	13.3%	14.9%

Add: amortization of intangibles	0.3	0.6	1.7	2.2
Add: stock compensation	1.2	—	5.0	—

Adjusted Operating Income	$ 14.2	$ 8.7	$ 44.3	$ 41.2
Adjusted Operating Margin	18.2%	13.6%	15.7%	15.8%

Note:  Beginning in 2006, definitions of certain non-GAAP financial measures including Adjusted Operating Income, Adjusted Net Earnings and Adjusted EBITDA have been revised to adjust for all stock compensation expenses recognized in accordance with FAS 123R. As a result, 2006 non-GAAP financial measures may not be directly comparable to similarly titled financial measures for prior years. Definitions of 2006 and 2005 non-GAAP financial measures are available at http://www.sabreholdings.com/investor

Net Earnings Reconciliation

	4Q 2006	4Q 2005		FY 2006	FY 2005
GAAP Net Earnings	$ 37.5	$ 12.1		$ 155.6	$ 172.2

Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	16.3	10.9		65.8	29.3
Add: Travelocity (gain)/loss on sale of businesses	(0.8)	—		7.9	—
Add: impairment related to Vistrio business	2.5	—		2.5	—
Add: deal costs related to proposed acquisition of Sabre Holdings	2.3	—		2.3	—
Less: forfeiture on adoption of FAS 123R	—	—		(1.2)	—
Less: realized gain on sale of investment in Karavel	—	—		—	(13.9)
Add: supplier settlement	—	9.4		—	9.4
Add: currency hedge associated with lastminute.com acquisition	—	—		—	5.2
Less: realized gain on sale of European asset	—	(4.2)		—	(4.2)
Less: Reversal of accrual related to sale of IT business in 2001	—	—		—	(2.2)

Adjusted Net Earnings	$ 57.8	$ 28.2		$ 232.9	$ 195.8

GAAP EPS	$ 0.28	$ 0.09		$ 1.18	$ 1.32
Adjusted EPS	$ 0.43	$ 0.22		$ 1.77	$ 1.50

Diluted share count	134.1	130.5	million	131.9	130.3	million

Adjusted EBITDA* Reconciliation

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Net Earnings	$ 37.5	$ 12.1	$ 155.6	$ 172.2
Add: taxes	(1.0)	(21.8)	64.6	72.6
Add: interest expense	20.0	18.5	79.1	50.3
Less: interest income	(4.6)	(3.8)	(16.4)	(19.6)
Add: other, net	(1.8)	6.7	5.9	(6.1)
Less: minority interest	(0.8)	(4.6)	(3.7)	(8.4)
Add: depreciation & amortization	44.4	38.5	175.9	130.6
Add: stock compensation	8.9	—	33.9	—
Add: impairment related to Vistrio business	3.9	—	3.9	—
Add: deal costs related to proposed acquisition of Sabre Holdings	3.7	—	3.7	—

Adjusted EBITDA*	$ 110.3	$ 45.5	$ 502.6	$ 391.5
Adjusted EBITDA Margin	16.8%	7.3%	17.8%	15.5%

Sabre Travel Network

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 45.0	$ 26.6	$ 248.7	$ 230.5
GAAP Operating Margin	12.1%	7.3%	15.2%	14.3%

Add: depreciation & amortization	15.6	12.7	61.8	55.9
Add: stock compensation	4.1	—	17.0	—
Add: impairment related to Vistrio business	3.9	—	3.9	—

Adjusted EBITDA*	$ 68.6	$ 39.3	$ 331.4	$ 286.3
Adjusted EBITDA Margin	18.5%	10.8%	20.3%	17.7%

Travelocity

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ (4.1)	$ (26.8)	$ 4.8	$ (10.3)
GAAP Operating Margin	(1.7%)	(11.4%)	0.4%	(1.2%)

Add: depreciation & amortization	23.5	20.7	92.7	53.3
Add: stock compensation	3.7	—	12.0	—

Adjusted EBITDA*	$ 23.1	$ (6.1)	$ 109.5	$ 43.1
Adjusted EBITDA Margin	9.3%	(2.6%)	10.1%	5.2%

Travelocity Europe

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ (18.6)	$ (33.4)	$ (59.3)	$ (54.4)
GAAP Operating Margin	(22.4%)	(42.5%)	(15.1%)	(27.6%)

Add: depreciation & amortization	15.7	14.3	64.1	27.9
Add: stock compensation	1.0	—	1.9	—

Adjusted EBITDA*	$ (1.9)	$ (19.2)	$ 6.6	$ (26.5)
Adjusted EBITDA Margin	(2.2%)	(24.4%)	1.7%	(13.5%)

Travelocity Non-Europe

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 14.5	$ 6.6	$ 64.1	$ 44.2
GAAP Operating Margin	8.8%	4.2%	9.3%	7.0%

Add: depreciation & amortization	$ 7.9	$ 6.5	$ 28.7	$ 25.4
Add: stock compensation	$ 2.6	—	$ 10.1	—

Adjusted EBITDA*	$ 25.0	$ 13.1	$ 102.9	$ 69.6
Adjusted EBITDA Margin	15.2%	8.4%	14.8%	11.0%

* Definitions for two Non-GAAP financial measures, Adjusted EBITDA and segment adjusted EBITDA, have been updated this quarter to include non-recurring items detailed in the related reconciliation.  We believe that these updated definitions better reflect the on-going financial performance of the company.  This update does not result in any changes to these financial measures as reported for prior quarters in 2006.

Sabre Airline Solutions

	4Q 2006	4Q 2005	FY 2006	FY 2005
GAAP Operating Income	$ 12.8	$ 8.2	$ 37.6	$ 38.9
GAAP Operating Margin	16.4%	12.8%	13.3%	14.9%

Add: depreciation & amortization	5.3	5.1	21.4	21.4
Add: stock compensation	1.2	—	5.0	—

Adjusted EBITDA*	$ 19.2	$ 13.3	$ 63.9	$ 60.4
Adjusted EBITDA Margin	24.6%	20.8%	22.6%	23.1%

Free Cash Flow Reconciliation

	FY 2006	FY 2005
Cash Provided by Operating Activities	$ 378.6	$ 225.5

Less: capital expenditures	(108.9)	(91.7)

Free Cash Flow	$ 269.7	$ 133.8

* Definitions for two Non-GAAP financial measures, Adjusted EBITDA and segment adjusted EBITDA, have been updated this quarter to include non-recurring items detailed in the related reconciliation.  We believe that these updated definitions better reflect the on-going financial performance of the company.  This update does not result in any changes to these financial measures as reported for prior quarters in 2006.